                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) February 15, 2005
                                                       -------------------------

                         TL Administration Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-21003                               11-3317986
--------------------------------------------------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)

c/o Alix Partners
9 West 57th Street, Suite 1640
New York, NY                                                 10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 490-2500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

     As previously disclosed, on September 4, 2003, TL Administration Corporation (f/k/a Twinlab Corporation) ("Holdings"), TL Administration Inc. (f/k/a Twin Laboratories Inc.) and TL Administration (UK) Ltd. (f/k/a Twin Laboratories (UK) Ltd.) (collectively the "Companies" or the "Debtors") commenced voluntary cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). These chapter 11 cases are being jointly administered under chapter 11 case number 03-15564 (CB) and are pending before the Honorable Cornelius Blackshear.

     In addition, on September 4 , 2003, the Companies entered into that certain asset purchase agreement with IdeaSphere, Inc. ("IdeasSphere), pursuant to which the Companies sold substantially all of their assets (the "Asset Purchase Agreement"). The sale closed on December 19, 2003, effective as of December 9, 2003. In connection with the sale, the Debtors obtained an order from the Court authorizing them to change their names. Twinlab Corporation changed its name to TL Administration Corporation, Twin Laboratories Inc. changed its name to TL Administration Inc. and Twin Laboratories (UK) Ltd. changed its name to TL Administration (UK) Ltd.

     The Debtors continue to operate as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

     On February 15, 2005, the Companies filed with the Court their required Monthly Operating Reports for the month ended January 31, 2005 in a form prescribed by the Office of the United States Trustee of the Department of Justice for the Southern District of New York. A copy of the Monthly Operating Reports for each of the companies is attached hereto as Exhibits 99.1 to 99.3. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     The Companies' informational filings with the Court, including these Monthly Operating Reports, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Monthly Operating Reports may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.nysb.uscourts.gov.
                       ---------------------

     Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Cautionary Statements Regarding Financial and Operating Data

     The Companies caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Companies. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Companies securities, the Monthly Operating Report is complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Companies' reports pursuant to the Exchange Act, and such information might not be indicative of the Companies' financial condition or operating results for the period that would be reflected in the Companies' financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

     Cautionary Statement Regarding Forward-Looking Statements

     This Current Report and exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements could be subject to risk and uncertainty that exist in the operations of the Companies and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation and in no particular order, the following factors as well as risks and uncertainties disclosed in TL Administration Corporation's filings with the Securities and Exchange
Commission: (i) changes in law and regulations; (ii) adequacy and availability of insurance coverage; (iii) the effect of adverse publicity regarding nutritional supplements; (iv) exposure to and expense of resolving and defending product liability claims and other litigation; (v) lack of available product liability insurance for ephedra-containing products; and (vi) the impact of filing for Chapter 11 under the U.S. bankruptcy laws.

     Because the information herein is based solely on data currently available, it is subject to change as a result of events or changes over which the Companies may have no control or influence, and should not be viewed as providing any assurance regarding the Companies' future performance. Actual results and performance may differ from the Companies' current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Companies' business, financial condition, results of operations, liquidity or prospects. Additionally, the Companies are not obligated to make public indication of changes in its forward-looking statements unless required under applicable disclosure rules and regulations.

ITEM 9.01     Financial Statements and Exhibits.

(c)   Exhibits

          99.1 TL Administration Corporation - Monthly Operating Report for the month ended January 31, 2005

          99.2 TL Administration Inc. - Monthly Operating Report for the month ended January 31, 2005

          99.3 TL Administration (UK) Ltd. - Monthly Operating Report for the month ended January 31, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2005                          TL ADMINISTRATION CORPORATION
                                                  (registrant)


                                                   By: /s/ Denis O'Connor
                                                      --------------------------
                                                   Name: Denis O'Connor
                                                   Its: Vice President

                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1 TL Administration Corporation - Monthly Operating Report for the month ended January 31, 2005

99.2 TL Administration Inc. - Monthly Operating Report for the month ended January 31, 2005

99.3 TL Administration (UK) Ltd. - Monthly Operating Report for the month ended January 31, 2005